MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited)	December 31, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 96.0%
COMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 1.1%
Telekomunikasi Indonesia Persero Tbk PT	6,765,500	$1,927,402	(a)

Interactive Media & Services - 6.4%
Tencent Holdings Ltd.	234,000	11,287,820	(a)

Wireless Telecommunication Services - 0.6%
Turkcell Iletisim Hizmetleri AS	461,312	1,070,518	(a)

TOTAL COMMUNICATION SERVICES		14,285,740

CONSUMER DISCRETIONARY - 17.8%
Auto Components - 1.0%
Minth Group Ltd.	522,000	1,845,521	(a)

Automobiles - 2.6%
Brilliance China Automotive Holdings Ltd.	1,142,000	1,187,452	(a)
Maruti Suzuki India Ltd.	32,235	3,329,039	(a)

Total Automobiles		4,516,491

Hotels, Restaurants & Leisure - 0.8%
Genting Malaysia Berhad	1,845,800	1,484,928	(a)

Internet & Direct Marketing Retail - 11.1%
Alibaba Group Holding Ltd., ADR	66,265	14,054,806	*
Naspers Ltd., Class N Shares	22,908	3,744,357	(a)
Prosus NV	22,908	1,714,144	*(a)

Total Internet & Direct Marketing Retail		19,513,307

Textiles, Apparel & Luxury Goods - 2.3%
Titan Co. Ltd.	244,846	4,083,220	(a)

TOTAL CONSUMER DISCRETIONARY		31,443,467

CONSUMER STAPLES - 1.9%
Food & Staples Retailing - 0.7%
Robinsons Retail Holdings Inc.	842,725	1,330,916	(a)

Personal Products - 1.2%
LG Household & Health Care Ltd.	1,884	2,052,359	(a)

TOTAL CONSUMER STAPLES		3,383,275

ENERGY - 7.9%
Oil, Gas & Consumable Fuels - 7.9%
CNOOC Ltd.	2,071,000	3,451,690	(a)
Cosan Ltd., Class A Shares	248,416	5,673,821	*
Lukoil PJSC, ADR	48,269	4,795,152	(a)

TOTAL ENERGY		13,920,663

See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2019 Quarterly Report	1

MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2019

SECURITY	SHARES	VALUE
FINANCIALS - 24.5%
Banks - 18.1%
Bank Rakyat Indonesia Persero Tbk PT	10,751,000	$3,392,996	(a)
Credicorp Ltd.	18,645	3,973,809
Grupo Financiero Banorte SAB de CV, Class O Shares	402,424	2,246,721
HDFC Bank Ltd., ADR	55,124	3,493,208
ICICI Bank Ltd., ADR	185,440	2,798,289
Industrial and Commercial Bank of China Ltd., Class H Shares	6,764,000	5,221,140	(a)
Kotak Mahindra Bank Ltd.	103,664	2,444,938	(a)
OTP Bank Nyrt	107,020	5,601,076	(a)
Sberbank of Russia PJSC, ADR	168,568	2,773,613	(a)

Total Banks		31,945,790

Insurance - 6.4%
AIA Group Ltd.	402,600	4,236,019	(a)
IRB Brasil Resseguros S/A	209,000	2,023,653
Ping An Insurance Group Co. of China Ltd., Class H Shares	429,500	5,087,969	(a)

Total Insurance		11,347,641

TOTAL FINANCIALS		43,293,431

HEALTH CARE - 1.8%
Health Care Providers & Services - 0.8%
Odontoprev SA	341,800	1,433,407

Pharmaceuticals - 1.0%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	550,000	1,660,521	(a)

TOTAL HEALTH CARE		3,093,928

INFORMATION TECHNOLOGY - 26.0%
Electronic Equipment, Instruments & Components - 4.4%
Delta Electronics Inc.	300,367	1,518,686	(a)
Largan Precision Co. Ltd.	11,000	1,837,986	(a)
Samsung SDI Co. Ltd.	8,919	1,813,291	(a)
Sunny Optical Technology Group Co. Ltd.	154,500	2,680,986	(a)

Total Electronic Equipment, Instruments & Components		7,850,949

IT Services - 2.1%
EPAM Systems Inc.	17,046	3,616,479	*

Semiconductors & Semiconductor Equipment - 11.4%
Globalwafers Co. Ltd.	125,000	1,596,421	(a)
SK Hynix Inc.	48,638	3,952,879	(a)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	251,188	14,594,023

Total Semiconductors & Semiconductor Equipment		20,143,323

Technology Hardware, Storage & Peripherals - 8.1%
Samsung Electronics Co. Ltd.	295,722	14,249,168	(a)

TOTAL INFORMATION TECHNOLOGY		45,859,919

See Notes to Schedule of Investments.

2	Martin Currie Emerging Markets Fund 2019 Quarterly Report

MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2019

SECURITY		SHARES	VALUE
MATERIALS - 6.3%
Chemicals - 4.1%
Asian Paints Ltd.		94,367	$2,360,456	(a)
LG Chem Ltd.		12,978	3,549,807	(a)
Orbia Advance Corp. SAB de CV		601,225	1,282,105

Total Chemicals			7,192,368

Construction Materials - 1.0%
UltraTech Cement Ltd.		30,794	1,746,115	(a)

Metals & Mining - 1.2%
Southern Copper Corp.		52,906	2,247,447

TOTAL MATERIALS			11,185,930

UTILITIES - 1.7%
Gas Utilities - 1.7%
China Gas Holdings Ltd.		815,200	3,055,807	(a)

TOTAL COMMON STOCKS (Cost - $144,412,093)			169,522,160

	RATE
PREFERRED STOCKS - 1.7%
FINANCIALS - 1.7%
Banks - 1.7%
ITAU UNIBANCO HOLDING SA (Cost - $2,835,506)	5.040%	327,787	3,023,068

TOTAL INVESTMENTS - 97.7% (Cost - $147,247,599)			172,545,228
Other Assets in Excess of Liabilities - 2.3%			4,034,811

TOTAL NET ASSETS - 100.0%			$176,580,039

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
PJSC	— Private Joint Stock Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2019 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie Emerging Markets Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective March 8, 2019, the Fund’s classification changed from diversified to non-diversified, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. The Fund may invest in companies domiciled in any country that the subadviser believes to be appropriate to the Fund’s investment objective. Subject to the Fund’s 80% investment policy, the Fund may invest a substantial amount of assets (i.e. more than 25%) in issuers located in a single country or a limited number of countries, but will always be invested in or have exposure to no less than three different emerging market countries. The Fund may invest in securities denominated in foreign currencies or in U.S. dollars.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

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Notes to Schedule of Investments (unaudited) (continued)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$14,054,806	$17,388,661	—	$31,443,467
Energy	5,673,821	8,246,842	—	13,920,663
Financials	14,535,680	28,757,751	—	43,293,431
Health Care	1,433,407	1,660,521	—	3,093,928
Information Technology	18,210,502	27,649,417	—	45,859,919
Materials	3,529,552	7,656,378	—	11,185,930
Other Common Stocks	—	20,724,822	—	20,724,822

Preferred Stocks	3,023,068	—	—	3,023,068

Total Investments	$60,460,836	$112,084,392	—	$172,545,228

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

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